Exhibit 99.2

SUPPLEMENTAL REPORTING PACKAGE

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2009

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FORWARD-LOOKING STATEMENTS

We make statements in this Supplemental Reporting Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe-harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in, or suggested by, these forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, strategies and prospects will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions, including, in particular the current economic slow-down in the U.S. and internationally;

•	the general level of interest rates and the availability of capital, particularly in light of the recent disruption in the credit markets;

•	the competitive environment in which we operate;

•

real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets, particularly in light of the current economic slow-down in the U.S. and internationally;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as hurricanes, fires and earthquakes;

•	energy costs;

•	the terms of governmental regulations that affect us and interpretations of those regulations, including changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks;

•	possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2009

TABLE OF CONTENTS

Consolidated Statements of Operations	1
Consolidated Balance Sheets	2
Funds From Operations	3
Selected Financial Data	4
Property Overview	5 - 6
Property Segment Summary	7
Consolidated Leasing Statistics	8
Acquisition and Disposition Summary	9
Development Overview	10
Construction Summary	11
Indebtedness	12
Capitalization	13
Institutional Capital Management Summary	14
Definitions	15

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
	(unaudited)		(unaudited)
REVENUES:
Rental revenues	$59,267	$61,150	$122,117	$123,489
Institutional capital management and other fees	680	614	1,347	1,474

Total Revenues	59,947	61,764	123,464	124,963

OPERATING EXPENSES:
Rental expenses	7,233	7,202	15,976	15,607
Real estate taxes	8,755	8,401	17,428	16,634
Real estate related depreciation and amortization	27,937	28,394	54,323	56,244
General and administrative	6,454	5,083	11,922	10,965

Total Operating Expenses	50,379	49,080	99,649	99,450

Operating Income	9,568	12,684	23,815	25,513

OTHER INCOME AND (EXPENSE):
Equity in income (loss) of unconsolidated joint ventures, net	(1,615)	439	2,565	726
Interest expense	(13,326)	(11,106)	(26,667)	(25,505)
Interest income and other	767	567	901	1,001
Income taxes	(661)	(356)	(1,553)	(891)

Income (Loss) From Continuing Operations	(5,267)	2,228	(939)	844
Discontinued operations:
Operating income (loss) and other expenses	(221)	(229)	(97)	774
Gain on dispositions of real estate interests	734	16,763	731	17,124

Income from discontinued operations	513	16,534	634	17,898

Income (Loss) Before Gain on Dispositions of Real Estate Interests	(4,754)	18,762	(305)	18,742
Gain (loss) on dispositions of real estate interests	—	(39)	37	407

Consolidated Net Income (Loss)	(4,754)	18,723	(268)	19,149
Net (income) loss attributable to noncontrolling interests	760	(3,227)	101	(3,269)

Net Income (Loss) Attributable to DCT Common Stockholders	$(3,994)	$15,496	$(167)	$15,880

EARNINGS PER COMMON SHARE - BASIC
Income (Loss) From Continuing Operations	$(0.02)	$0.01	$0.00	$0.00
Income from discontinued operations	0.00	0.08	0.00	0.09
Gain (loss) on dispositions of real estate interests	0.00	0.00	0.00	0.00

Net Income (Loss) Attributable to DCT Common Stockholders	$(0.02)	$0.09	$0.00	$0.09

EARNINGS PER COMMON SHARE - DILUTED
Income (Loss) From Continuing Operations	$(0.02)	$0.01	$0.00	$0.00
Income from discontinued operations	0.00	0.08	0.00	0.09
Gain (loss) on dispositions of real estate interests	0.00	0.00	0.00	0.00

Net Income (Loss) Attributable to DCT Common Stockholders	$(0.02)	$0.09	$0.00	$0.09

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	183,783	171,429	179,745	169,908

Diluted	183,783	171,481	179,745	169,919

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED BALANCE SHEETS

(amounts in thousands)

	June 30, 2009	December 31, 2008
	(unaudited)
ASSETS
Operating properties	$2,732,740	$2,702,162
Properties under redevelopment	53,598	54,299
Properties under development	104,707	120,326
Pre-development and land held for development	21,848	21,074

Total Investment in Properties	2,912,893	2,897,861
Less accumulated depreciation and amortization	(471,509)	(417,404)

Net Investment in Properties	2,441,384	2,480,457
Investment in and advances to unconsolidated joint ventures	120,292	125,452

Net Investment in Real Estate	2,561,676	2,605,909
Cash and cash equivalents	132,903	19,681
Notes receivable	30,356	30,387
Deferred loan costs, net	3,892	5,098
Straight-line rent and other receivables	26,072	31,747
Other assets, net	9,583	11,021

Total Assets	$2,764,482	$2,703,843

LIABILITIES AND EQUITY
Accounts payable and accrued expenses	$30,189	$35,193
Distributions payable	18,890	16,630
Tenant prepaids and security deposits	14,200	17,601
Other liabilities	10,896	26,472
Intangible lease liabilities, net	5,765	6,813
Line of credit	—	—
Senior unsecured notes	625,000	625,000
Mortgage notes	567,966	574,634

Total Liabilities	1,272,906	1,302,343
Total Stockholders’ Equity	1,225,119	1,123,029
Noncontrolling interests	266,457	278,471

Total Liabilities and Equity	$2,764,482	$2,703,843

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FUNDS FROM OPERATIONS

(amounts in thousands, except per share and unit data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
	(unaudited)		(unaudited)
Reconciliation of Net Income to FFO:
Net Income (Loss) Attributable to DCT Common Stockholders	$(3,994)	$15,496	$(167)	$15,880
Adjustments:
Real estate related depreciation and amortization	27,988	29,266	54,443	58,409
Equity in (income) of unconsolidated joint ventures, net	1,615	(439)	(2,565)	(726)
Equity in FFO of unconsolidated joint ventures	1,180	1,517	7,729	2,984
(Gain) on dispositions of real estate interests	(734)	(16,724)	(768)	(17,531)
Gain on dispositions of nondepreciated real estate	—	(39)	113	207
Noncontrolling interest in the operating partnership’s share of the above adjustments	(4,411)	(2,365)	(8,899)	(7,948)
FFO attributable to unitholders	3,674	5,633	8,823	11,303

FFO attributable to common stockholders and unitholders, basic and diluted	$25,318	$32,345	$58,709	$62,578

FFO per common share and unit, basic and diluted	$0.12	$0.15	$0.28	$0.30

FFO weighted average shares and units outstanding:
Common shares for earnings per share, basic and diluted	183,783	171,429	179,745	169,908
Participating securities	1,768	1,187	1,574	1,078
Units	31,557	36,189	31,791	37,550

FFO weighted average common shares and units outstanding - basic	217,108	208,805	213,110	208,536
Dilutive common stock equivalents	124	52	1	11

FFO weighted average common shares and units outstanding - diluted	217,232	208,857	213,111	208,547

Dividends declared per common share	$0.08	$0.16	$0.16	$0.32

Dividend payout ratio	67%	107%	57%	107%

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

SELECTED FINANCIAL DATA

(amounts in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
	(unaudited)		(unaudited)
Consolidated Operating Data: (1)
Rental revenues	$59,267	$61,150	$122,117	$123,489
Rental expenses and real estate taxes (2)	(15,988)	(15,603)	(33,404)	(32,241)

Net Operating Income (3)	$43,279	$45,547	$88,713	$91,248

Square feet as of the period end	52,621	51,900	52,621	51,900
Average occupancy	88.6%	92.3%	90.1%	92.8%
Occupancy as of period end	87.4%	91.6%	87.4%	91.6%
Same Store Operating Data: (1)
Rental revenues	$56,824	$59,835	$117,289	$120,180
Rental expenses and real estate taxes	(15,086)	(14,961)	(31,565)	(30,314)

Same Store Net Operating Income	41,738	44,874	85,724	89,866
Less revenue from lease terminations	(46)	(186)	(1,443)	(315)

Net Operating Income excluding revenue from lease terminations	41,692	44,688	84,281	89,551

Less straight-line rents	78	(870)	(140)	(1,964)
Add back amortization of above/(below) market rents	228	500	739	732

Cash Net Operating Income (excluding revenue from lease terminations)	$41,998	$44,318	$84,880	$88,319

Net Operating Income growth (excluding revenue from lease terminations)	(6.7)%	—	(5.9)%	—
Cash Net Operating Income growth (excluding revenue from lease terminations)	(5.2)%	—	(3.9)%	—
Square feet in same store population	50,715	50,715	50,715	50,715
Average occupancy	87.9%	92.7%	89.9%	92.7%
Occupancy as of period end	87.3%	92.7%	87.3%	92.7%

Supplemental consolidated cash flow and other information:
Straight-line rents - increase (decrease) to revenue (4)	$274	$951	$595	$2,092
Straight-line rent receivable (balance sheet) (4)	$20,653	$18,579	$20,653	$18,579
Net amortization of above/below market rents - increase (decrease) to revenue (4)	$(228)	$(302)	$(735)	$(322)
Capitalized interest	$1,502	$1,865	$3,173	$3,919
Stock-based compensation amortization	$1,004	$852	$2,142	$1,595
Revenue from lease terminations (4)	$45	$186	$1,446	$314

Consolidated Capital Expenditures (4):
Development and expansions	$5,077	$23,649	$8,643	$31,494
Building and land improvements	1,353	673	2,605	1,636
Tenant improvements and leasing costs (including make-ready)	5,495	6,126	9,025	10,627

Total capital expenditures	$11,925	$30,448	$20,273	$43,757

(1)	Excludes discontinued operations.
(2)	Includes approximately $0.4 million, $0.2 million, $1.2 million and $0.8 million of bad debt expense, respectively.
(3)	See definitions for reconciliation of Net Operating Income to Net Income.
(4)	Includes discontinued operations.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY OVERVIEW AS OF JUNE 30, 2009

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Consolidated Operating Properties:
Atlanta	51	100.0%	6,617	12.6%	80.6%	$19,081	10.3%
Baltimore/Washington D.C.	12	100.0%	1,446	2.8%	94.0%	7,021	3.8%
Central Pennsylvania	8	100.0%	1,453	2.8%	74.2%	4,385	2.4%
Charlotte	10	100.0%	1,006	1.9%	83.6%	3,206	1.7%
Chicago	15	100.0%	2,867	5.5%	87.7%	10,128	5.5%
Cincinnati	34	100.0%	3,729	7.1%	79.8%	11,214	6.0%
Columbus	14	100.0%	4,301	8.2%	85.6%	12,213	6.6%
Dallas	46	100.0%	4,288	8.1%	86.9%	13,327	7.2%
Denver	1	100.0%	160	0.3%	100.0%	872	0.5%
Houston	40	100.0%	2,911	5.5%	91.8%	14,108	7.6%
Indianapolis	8	100.0%	3,103	5.9%	100.0%	8,933	4.8%
Kansas City	1	100.0%	225	0.4%	100.0%	1,009	0.6%
Louisville	4	100.0%	1,330	2.5%	100.0%	4,396	2.4%
Memphis	10	100.0%	4,333	8.2%	97.7%	11,997	6.5%
Mexico	11	100.0%	1,127	2.1%	86.3%	4,708	2.5%
Miami	6	100.0%	727	1.4%	60.6%	4,698	2.5%
Minneapolis	3	100.0%	356	0.7%	100.0%	1,151	0.6%
Nashville	4	100.0%	2,256	4.3%	85.6%	6,124	3.3%
New Jersey	9	100.0%	1,051	2.0%	81.3%	4,922	2.7%
Northern California	25	100.0%	2,582	4.9%	91.0%	14,285	7.7%
Orlando	12	100.0%	1,064	2.0%	86.0%	4,581	2.5%
Phoenix	14	100.0%	1,632	3.1%	74.4%	5,852	3.2%
San Antonio	15	100.0%	1,349	2.6%	86.3%	4,087	2.2%
Seattle	7	100.0%	1,115	2.1%	100.0%	5,726	3.1%
Southern California	13	100.0%	1,593	3.0%	92.6%	7,576	4.1%

Total/Weighted Average - Operating Properties	373	100.0%	52,621	100.0%	87.4%	185,600	100.0%

Consolidated Redevelopment Properties:

Atlanta	1	100.0%	93	10.6%	0.0%	N/A	N/A
Chicago	2	100.0%	508	58.1%	0.0%	N/A	N/A
New Jersey	1	100.0%	138	15.8%	47.0%	N/A	N/A
Mexico	1	100.0%	135	15.5%	32.2%	N/A	N/A

Total/Weighted Average for Redevelopment Properties	5	100.0%	874	100.0%	12.4%	497	N/A

Consolidated Development Properties:
Baltimore/Washington D.C.	4	95.0%	288	12.3%	57.5%	N/A	N/A
Cincinnati	2	100.0%	840	35.9%	0.0%	N/A	N/A
Memphis	1	100.0%	885	37.8%	46.7%	N/A	N/A
Orlando	4	96.9%	329	14.0%	0.0%	N/A	N/A

Total/Weighted Average for Development Properties	11	99.0%	2,342	100.0%	24.7%	1,882	N/A

Total/Weighted Average - Consolidated Properties	389	100.0%	55,837	N/A	83.6%	$187,979	N/A

Continued on next page

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY OVERVIEW AS OF JUNE 30, 2009 (continued)

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Unconsolidated Operating Properties:
Southern California Logistics Airport (3)	2	50.0%	463	52.9%	100.0%	1,660	45.2%
Other Southern California	1	90.0%	413	47.1%	100.0%	2,011	54.8%

Total/Weighted Average - Unconsolidated Operating Properties	3	68.9%	876	100.0%	100.0%	3,671	100.0%

Operating Properties in Funds:
Atlanta	2	17.2%	703	5.0%	100.0%	1,964	4.1%
Central Pennsylvania	4	8.6%	1,210	8.6%	96.7%	4,689	9.9%
Charlotte	1	4.4%	472	3.3%	100.0%	1,509	3.2%
Chicago	4	18.1%	1,525	10.8%	95.9%	5,653	11.9%
Cincinnati	5	11.9%	1,847	13.1%	100.0%	6,108	12.8%
Columbus	2	6.3%	451	3.2%	100.0%	1,560	3.3%
Dallas	4	16.8%	1,726	12.3%	91.8%	5,291	11.1%
Denver	5	20.0%	773	5.5%	93.8%	3,682	7.7%
Indianapolis	1	11.4%	475	3.4%	100.0%	1,808	3.8%
Kansas City	1	11.4%	180	1.3%	100.0%	728	1.5%
Louisville	5	10.0%	900	6.4%	96.9%	2,814	5.9%
Memphis	1	20.0%	1,039	7.4%	74.1%	2,241	4.7%
Minneapolis	3	4.4%	472	3.3%	100.0%	1,560	3.3%
Nashville	2	20.0%	1,020	7.2%	100.0%	2,434	5.1%
New Jersey	2	10.7%	216	1.5%	100.0%	1,262	2.7%
Northern California	1	4.4%	396	2.8%	100.0%	1,711	3.6%
Orlando	2	20.0%	696	4.9%	82.7%	2,565	5.4%

Total/Weighted Average - Fund Operating Properties	45	14.1%	14,101	100.0%	95.0%	47,579	100.0%
Unconsolidated Development Properties:
Total/Weighted Average	10	59.8%	4,482	N/A	7.7%	1,359	N/A

Total/Weighted Average - Unconsolidated Properties	58	24.0%	19,459	N/A	75.1%	52,609	N/A

Operating Properties Asset Managed Only:
Total/Weighted Average - Asset Managed Only Properties	1	0.0%	491	100.0%	100.0%	N/A	N/A

Summary:
Total/Weighted Average - Consolidated/Unconsolidated Operating Properties	421	N/A	67,598	89.2%	89.2%	$236,850	N/A
Total/Weighted Average - Consolidated Redevelopment Properties	5	N/A	874	1.2%	12.4%	497	N/A
Total/Weighted Average - Consolidated/Unconsolidated Development Properties	21	N/A	6,824	9.0%	13.5%	3,241	N/A
Total/Weighted Average - Asset Managed Only Properties	1	N/A	491	0.6%	100.0%	N/A	N/A

Total/Weighted Average - All Properties	448	N/A	75,787	100.0%	81.6%	$240,588	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Excludes future contractual rent increases or decreases.
(3)	Although we contributed 100% of the initial cash equity capital required by the venture, our partners retain certain participation rights in the venture’s available cash flows.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY SEGMENT SUMMARY AS OF JUNE 30, 2009

	Bulk Distribution			Light Industrial			Service Center			Total Portfolio
Markets	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage
		(in thousands)			(in thousands)			(in thousands)			(in thousands)
Consolidated Operating Properties:
Atlanta	28	5,671	80.6%	12	585	82.2%	11	361	78.7%	51	6,617	80.6%
Baltimore/Washington D.C.	12	1,446	94.0%	—	—	—	—	—	—	12	1,446	94.0%
Central Pennsylvania	8	1,453	74.2%	—	—	—	—	—	—	8	1,453	74.2%
Charlotte	5	715	79.0%	5	291	94.7%	—	—	—	10	1,006	83.6%
Chicago	12	2,372	86.1%	3	495	95.3%	—	—	—	15	2,867	87.7%
Cincinnati	14	2,907	77.9%	19	756	87.9%	1	66	69.8%	34	3,729	79.8%
Columbus	12	4,227	85.5%	2	74	90.2%	—	—	—	14	4,301	85.6%
Dallas	23	3,268	89.6%	7	359	76.5%	16	661	78.9%	46	4,288	86.9%
Denver	1	160	100.0%	—	—	—	—	—	—	1	160	100.0%
Houston	14	1,878	95.1%	14	706	87.9%	12	327	80.8%	40	2,911	91.8%
Indianapolis	8	3,103	100.0%	—	—	—	—	—	—	8	3,103	100.0%
Kansas City	1	225	100.0%	—	—	—	—	—	—	1	225	100.0%
Louisville	4	1,330	100.0%	—	—	—	—	—	—	4	1,330	100.0%
Memphis	10	4,333	97.7%	—	—	—	—	—	—	10	4,333	97.7%
Mexico	6	693	90.0%	5	434	80.4%	—	—	—	11	1,127	86.3%
Miami	3	521	48.8%	2	157	100.0%	1	49	60.0%	6	727	60.6%
Minneapolis	2	279	100.0%	1	77	100.0%	—	—	—	3	356	100.0%
Nashville	4	2,256	85.6%	—	—	—	—	—	—	4	2,256	85.6%
New Jersey	7	937	79.0%	2	114	100.0%	—	—	—	9	1,051	81.3%
Northern California	8	1,714	90.1%	17	868	92.9%	—	—	—	25	2,582	91.0%
Orlando	2	367	94.4%	10	697	81.6%	—	—	—	12	1,064	86.0%
Phoenix	8	1,492	71.9%	6	140	100.0%	—	—	—	14	1,632	74.4%
San Antonio	11	1,096	87.3%	4	253	82.2%	—	—	—	15	1,349	86.3%
Seattle	7	1,115	100.0%	—	—	—	—	—	—	7	1,115	100.0%
Southern California	9	1,330	91.5%	3	242	100.0%	1	21	77.2%	13	1,593	92.6%

Total/Weighted Average - Operating Properties	219	44,888	87.6%	112	6,248	88.3%	42	1,485	78.2%	373	52,621	87.4%
Consolidated Redevelopment Properties	2	578	11.2%	3	296	14.6%	—	—	—	5	874	12.4%
Consolidated Development Properties	9	2,216	25.5%	2	126	0.0%	—	—	—	11	2,342	24.7%

Total/Weighted Average - Consolidated Properties	230	47,682	83.9%	117	6,670	83.3%	42	1,485	78.2%	389	55,837	83.6%
Unconsolidated Properties:
Operating Properties in Funds	45	14,101	95.0%	—	—	—	—	—	—	45	14,101	95.0%
Operating Properties	3	876	100.0%	—	—	—	—	—	—	3	876	100.0%
Development Properties	8	4,258	5.9%	2	224	41.6%	—	—	—	10	4,482	7.7%
Asset Managed Properties	1	491	100.0%	—	—	—	—	—	—	1	491	100.0%

Total/Weighted Average - All Properties	287	67,408	81.6%	119	6,894	82.0%	42	1,485	78.2%	448	75,787	81.6%

Percentage of Square Feet		89%			9%			2%			100%

Total Annualized Base Rent - All Properties (in thousands)			$198,204			$33,399			$8,985			$240,588

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED LEASING STATISTICS (1)

	Number of leases signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
Q2 2009
Bulk Distribution	21	1,487	3.2%	7.5%	43.7	$2,193	$1.47
Light Industrial	14	342	-3.6%	2.2%	33.7	169	0.49
Service Center	13	97	-7.7%	-1.7%	31.0	256	2.65

Total/Weighted Average	48	1,926	1.0%	5.7%	41.3	$2,618	$1.36

Weighted Average Retention	56.9%

	Number of leases signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
YEAR TO DATE 2009
Bulk Distribution	42	3,246	-7.6%	-3.7%	39.9	$3,493	$1.08
Light Industrial	25	471	-1.9%	3.4%	34.3	391	0.83
Service Center	23	142	-5.3%	2.0%	29.7	336	2.38

Total/Weighted Average	90	3,859	-7.0%	-2.8%	38.8	$4,220	$1.09

Weighted Average Retention	61.6%

Lease Expirations For Consolidated Operating Properties as of June 30, 2009 (2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases (3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2009 (4)	4,866	$19,769	9.9%
2010	10,265	41,577	20.9%
2011	8,150	34,596	17.4%
2012	6,408	29,373	14.7%
2013	5,480	25,480	12.8%
Thereafter	10,847	48,436	24.3%

Total leased	46,016	$199,231	100.0%

Available	6,605

Total consolidated operating properties	52,621

(1) Does not include month-to-month leases, unless otherwise noted. (2) Assumes no exercise of lease renewal options. (3) Includes contractual rent increases. (4) Includes month-to-month leases.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

ACQUISITION AND DISPOSITION SUMMARY FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2009

	Property	Description	Market
ACQUISITIONS

None

DISPOSITIONS

Consolidated Dispositions

Q1 2009

	Land parcel	1.8 Acres	Baltimore/Washington D.C.

Q2 2009

	7880 Foundation Drive	10,062 sq. ft.	Cincinnati
	13737 N Stemmons Freeway	113,344 sq. ft.	Dallas

Total Sales Price - $5.1 million

Unconsolidated Dispositions

Q1 2009

	SCLA Joint Venture	53.4 Acres	Southern California

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

DEVELOPMENT OVERVIEW AS OF JUNE 30, 2009

										Project Stabilization
			Historical Cost				Total Projected Investment			by Year ($)
	Square Feet	Acres	Consolidated	Unconsolidated		Total	Consolidated	Unconsolidated	Total	2009	2010
	(in thousands)		(in thousands)				(in thousands)			(in thousands)
Total Under Development	6,824	N/A	$104.7	$173.2	(1)	$277.9	$122.1	$199.2	$321.3	$73.1	$248.2

Forward Commitment and Build-to-Suit (2)	354	N/A	N/A

Total Development Pipeline	7,178

Pre-Development (3) (4)	1,285	N/A	$3.7

Redevelopment (5)	874	N/A	$53.6

Land
Owned (4) (6)	6,544	331	$18.1
DCT/IDI Buford LLC (Atlanta)	603	47	—
Under Control (4) (7)	—	3,995	—

Total	7,147	4,373	$18.1

Grand Total	16,484	4,373	$180.1

(1)

Weighted average equity of the historical cost for unconsolidated shell complete buildings is approximately 77%. The total equity investment of all unconsolidated development ventures at June 30, 2009 is $63.8 million.

(2)	Includes three buildings with Nexxus (Monterrey, Mexico). Total Projected Investment in these assets is estimated to be between $17 million and $18 million.
(3)	Includes DCT Port Union Phase II (Cincinnati) and includes a portion of Phase IA of SCLA (Southern California) which is unconsolidated.
(4)	Summary of SCLA:

			Total Projected
	Square Feet	Acres	Investment
	(in thousands)		(in millions)
Phase 1A (Owned):
Under Development	1,520	75	$66.7
Pre-Development	445	22
Operating	408	20
Land Held (Square Feet based on 40% coverage)	3,217	185

Total	5,590	302

Additional Phases (Under Control)		3,995

Total SCLA		4,297

(5)	Summary of Redevelopment assets:

Property	Market	Square Feet
		(in thousands)
73440 McGinnis Ferry Road	Atlanta	93
3575 Stern Avenue	Chicago	69
250 S. Gary Avenue	Chicago	439
Queretaro 1	Mexico	135
2301 Cottontail Lane	New Jersey	138

Total		874

Total Projected Investment in these assets is expected to be between $54 million and $55 million

(6)

Includes future phases of Dulles Summit (Baltimore/Washington DC), Mohawk (Columbus), and a portion of Phase IA of SCLA (Southern California). The SCLA land, Stonefield (Reno), Whitestown (Indianapolis), Dulles Summit Phase II (Baltimore/Washington DC), and ADC North Phase II (Orlando) are unconsolidated.

(7)	Excludes any square feet associated with future phases at SCLA (see note 4).

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSTRUCTION SUMMARY AS OF JUNE 30, 2009

Project	Market	Square Feet	Projected Investment	Percentage Leased (1)	Anticipated Stabilization Date	Consolidated/ Unconsolidated (C/U)
Stabilized 2009 Projects
South Creek IV	Atlanta	557	—	100%		C

Development Projects

Shell Complete
Dulles Industrial Phase I (4 buildings)	Baltimore/Washington	288	31.2	58%	2010	C
DCT Port Union (2 buildings)	Cincinnati	840	34.6	0%	2009/2010	C
Deltapoint	Memphis	885	30.1	47%	2009	C
Logistics Way	Nashville	570	22.1	100%	2009	U
ADC North I (2 buildings)	Orlando	203	16.5	0%	2010	C
Airport Dist Center (2 buildings)	Orlando	126	9.7	0%	2010	C
Sycamore Canyon A	Southern California	459	23.9	0%	2010	U

Total/Weighted Average		3,371	$168.1	34%

SCLA
Shell Complete (Buildings 1, 15A, 15B & 13A)	Southern California	1,520		21%	2010	U

Total SCLA - Under Development		1,520	$66.7	21%

IDI/DCT, LLC
Under Development (4 Buildings)	Chicago, Nashville, Northern California, Savannah	1,933	$86.5	0%	2010/2011	U

Grand Total/Weighted Average		6,824	$321.3	22%

DCT Pro Rata Share (2)		5,776	$272.2

Projected Yield - Development			6.5%

Weighted Average DCT % Ownership of Development Projects as of June 30, 2009 (2)			84.7%

(1)	Includes all signed leases whether or not occupancy has commenced.
(2)	Based on share of equity invested.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

INDEBTEDNESS AS OF JUNE 30, 2009

(dollar amounts in thousands)

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 6/30/2009
Senior Unsecured Notes:
2010 Notes, fixed rate (1)	1.82%	4.73%	June 2010	$100,000
2010 Notes, variable rate (1)	1.82%	1.82%	June 2010	200,000
2011 Notes, fixed rate	5.53%	5.24%	April 2011	50,000
2013 Notes, fixed rate	6.11%	6.36%	June 2013	175,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2016 Notes, fixed rate	5.77%	5.74%	April 2016	50,000

				625,000

Mortgage Notes:
Fixed Rate Secured Debt	5.26%	5.15%	Jan 2010 - Aug. 2025	539,125
Variable Rate Secured Debt	1.52%	1.52%	October 2011	25,237
Premiums, Net of Amortization				3,604

				567,966

Total Senior Unsecured Notes and Mortgage Notes				1,192,966

Unsecured Credit Facility:
Senior Unsecured Revolving Credit Facility (2)	1.14%	1.14%	December 2010	—

Total Carrying Value of Debt				$1,192,966

Fixed Rate Debt	5.12%	5.40%		81%
Variable Rate Debt	1.78%	1.78%		19%
Weighted Average Interest Rate	4.49%	4.72%

DCT Share of Unconsolidated Joint Venture Debt (3)
Operating Joint Ventures				$31,836
Development Joint Ventures				115,975

				$147,811

Scheduled Principal Payments of Debt as of June 30, 2009 (excluding premiums)

	Senior Unsecured		Mortgage	Unsecured		Summary Debt Covenants (4)	As of December 31, 2008
Year	Notes		Notes	Credit Facility	Total		Threshold	Actual Ratio
2009	$—		$4,013	$—	$4,013
2010	300,000	(1)	58,510	—	358,510	Consolidated Leverage Ratio	< 60%	47%
2011	50,000		230,235	—	280,235
2012	—		167,354	—	167,354	Consolidated Fixed Charge Coverage Ratio	> 1.5 x	2.6 x
2013	175,000		41,147	—	216,147
2014	50,000		3,443	—	53,443	Consolidated Unsecured Leverage Ratio	< 60%	44%
2015	—		44,880	—	44,880
2016	50,000		2,006	—	52,006
2017	—		2,184	—	2,184
2018			2,024		2,024
Thereafter	—		8,566	—	8,566

Total	$625,000		$564,362	$—	$1,189,362

(1)

In June 2008, DCT closed a two-year $300 million senior unsecured term loan that can be extended for one year at the Company’s option. The first $100 million (the “Initial Funding”) was drawn on June 9, 2008 and used to repay maturing unsecured notes. DCT Industrial Trust has entered into a swap to fix LIBOR on the Initial Funding for two years. The $100 million currently bears interest at LIBOR plus 150 basis points, based on the Company’s current leverage, bringing the effective rate to 4.73% per annum. On October 3, 2008, the remaining $200 million was drawn and the proceeds used to repay borrowings under the credit facility. The $200 million bears interest at LIBOR plus 1.25% to 1.80% or at prime at the Company’s option.

(2)

The senior unsecured revolving credit facility bears interest at either LIBOR plus 0.55% to 1.1% or, at DCT’s election, prime and matures in December 2010. After giving effect to outstanding letters of credit, we have $284.8 million available on our unsecured revolving credit facility, which has a $300 million total capacity.

(3)	Based on ownership as of June 30, 2009.
(4)	Covenant information presented relates to the senior unsecured revolving credit facility. Calculations are performed in accordance with the credit agreement, based upon definitions contained therein.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CAPITALIZATION AND FIXED CHARGE COVERAGE

(dollar amounts in thousands, except per share data)

Capitalization as of June 30, 2009

			Market
Description	Shares or Units (1)	Share Price	Value
	(in thousands)
Common shares outstanding	203,800	$4.08	$831,504
Operating partnership units outstanding	31,415	$4.08	128,173

Total Equity Market Capitalization			959,677

Consolidated debt			1,192,966
Pro rata share of debt related to unconsolidated joint ventures			147,811

Total Debt			1,340,777

Total Market Capitalization			$2,300,454

Ratio of total debt to total market capitalization, including pro rata share of debt related to unconsolidated joint ventures			58.3%

Fixed Charge Coverage

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Net Income (Loss) Attributable to DCT Common Stockholders	$(3,994)	$15,496	$(167)	$15,880
Interest expense (3)	13,355	11,245	26,726	25,819
Pro rata share of interest expense from unconsolidated JVs	1,048	574	2,154	1,088
Real estate related depreciation and amortization (3)	27,988	29,266	54,443	58,409
Pro rata share of real estate related depreciation and amortization from unconsol. JVs	2,737	1,163	4,970	2,378
Income taxes (3)	664	365	1,557	914
Stock-based compensation amortization	1,004	852	2,142	1,595
Noncontrolling interests (3)	(760)	3,227	(101)	3,269
Non-FFO (gains) losses on dispositions of real estate interests, net	(734)	(16,763)	(655)	(17,324)

Adjusted EBITDA	$41,308	$45,425	$91,069	$92,028

Calculation of Fixed Charges
Interest expense excluding financing obligation (3)	$13,355	$11,245	$26,726	$25,767
Interest expense related to financing obligation, net (2)	—	—	—	52
Capitalized interest	1,502	1,865	3,173	3,919
Amortization of loan costs and debt premium/discount	(334)	98	(668)	218
Pro rata share of interest expense from unconsolidated JVs	1,048	574	2,154	1,088

Total Fixed Charges	$15,571	$13,782	$31,385	$31,044

Fixed Charge Coverage	2.7	3.3	2.9	3.0

(1)	Excludes unvested Long-Term Incentive Plan Units of 1.4 million units, unvested Restricted Stock of 0.4 million shares, and unvested Phantom Shares of 0.1 million shares.
(2)	As of June 30, 2009, we had no financing obligations related to our operating partnership’s private placement of undivided tenancy-in-common (TIC) interests.
(3)	Includes amounts related to discontinued operations.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

INSTITUTIONAL CAPITAL MANAGEMENT SUMMARY

(dollar amounts in thousands)

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Six Months Ended June 30, 2009
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan Venture
Revenues:
Rental revenues	$5,292	$9,181	$4,000	$1,597	$11,479
Other income	—	—	—	—	—

Total revenues	5,292	9,181	4,000	1,597	11,479

Expenses:
Real estate taxes	677	1,073	630	147	1,368
Rental expenses	448	761	375	192	866
Depreciation and amortization	2,280	4,457	2,255	701	6,954
General and Administrative	291	42	3	4	412

Total expenses	3,696	6,333	3,263	1,044	9,600
Interest expense	(2,706)	(4,003)	(1,775)	(249)	—
Taxes	(60)	(6)	(17)	(35)	(10)

Net Income (Loss)	$(1,170)	$(1,161)	$(1,055)	$269	$1,869

Rental revenues	$5,292	$9,181	$4,000	$1,597	$11,479
Rental expenses and real estate taxes	1,125	1,834	1,005	339	2,234

Net Operating Income	$4,167	$7,347	$2,995	$1,258	$9,245

DCT Industrial Ownership %	20.0%	4.4%	11.4%	10.0%	20.0%

Data by Fund:	Number of Buildings	Square Feet	Occupancy Percentage
Boubyan Fund I	6	2,647	89.8%
TRT-DCT JV I	14	3,673	97.2%
TRT-DCT JV II	6	1,925	92.7%
TRT-DCT JV III	5	900	96.9%
JP Morgan Venture	14	4,956	96.6%

Total	45	14,101	95.0%

CONSOLIDATED BALANCE SHEETS

	As of June 30, 2009
	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan Venture
Total Investment in properties	$125,271		$213,326		$94,709		$30,998		$285,587
Accumulated depreciation and amortization	(16,198)		(22,579)		(9,751)		(1,162)		(21,167)

Net Investment in properties	109,073		190,747		84,958		29,836		264,420
Cash and cash equivalents	632		1,382		1,105		380		1,824
Other Assets	2,990		2,803		1,617		496		1,219

Total Assets	$112,695		$194,932		$87,680		$30,712		$267,463

Secured debt	$95,500	(1)	$134,177	(2)	$55,679	(3)	$12,371	(4)	$—
Other Liabilities	2,476		4,141		1,263		801		3,701

Total Liabilities	97,976		138,318		56,942		13,172		3,701
Members’ Capital	14,719		56,614		30,738		17,540		263,762

Total Liabilities and Members’ Capital	$112,695		$194,932		$87,680		$30,712		$267,463

SCHEDULED DEBT MATURITIES
	As of June 30, 2009
	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan Venture
2009	$—		$—		$—		$—		$—
2010	—		—		—		—		—
2011	—		—		—		—		—
2012	—		—		—		—		—
2013	—		—		—		—		—
Thereafter	95,500	(1)	134,177	(2)	55,679	(3)	12,371	(4)	—

Total	$95,500		$134,177		$55,679		$12,371		$—

DCT Pro Rata Share	$19,100		$5,174		$6,325		$1,237		$—

(1)	Debt requires interest only payments until 2012 and amortizes thereafter to zero until maturity in 2036 and has a stated interest rate of 5.6%.
(2)

$85 million of debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $16 million of debt, which is payable to and guaranteed by DCT, requires interest only payments until 2014 and has a stated interest rate of 6.0%. $33.2 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 5.9%.

(3)

$40 million of debt requires interest only payments until 2014 and has a stated interest rate of 6.2%. $5 million of debt requires principal and interest payments through 2016 and has a stated interest rate of 5.3%. $11 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.

(4)	$12 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

Definitions

Acquisition Price	Includes purchase price and all costs associated with the acquisition.

Adjusted EBITDA	Adjusted EBITDA represents earnings (loss) from operations before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses and noncontrolling interest, and excludes non-FFO gains on disposed assets. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent	Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures	Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth	Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income	We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents and the amortization of above/below market rents. See definition of Net Operating Income for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent. Additionally, DCT presents cash NOI, excluding revenue for lease termination, as such revenue is not considered indicative of recurring operating performance.

Contributed Value	Represents the fair market value of real estate contributed to funds.

Effective Interest Rate	Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges	Fixed charges include interest expense, increased for interest capitalized and our pro rata share of our unconsolidated joint venture debt and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage	We calculate Fixed Charge Coverage as adjusted EBITDA divided by total Fixed Charges.

Funds From Operations (“FFO”)	DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of operating real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of consolidated and unconsolidated joint ventures. We include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation and modifications to the NAREIT definition of FFO is common. Accordingly, DCT Industrial’s FFO may not be comparable to such other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP	United States generally accepted accounting principles.

GAAP Basis Rent Growth	GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Held for Contribution	Represents properties anticipated to be contributed to a fund within 12 months.

Historical Cost	Represents historical undepreciated book value pursuant to GAAP, as of the period indicated, including acquisition fees.

Net Effective Rent	Average base rental rate over the term of the lease, calculated in accordance with GAAP.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

Definitions

Net Operating Income (“NOI”)	Net operating income (“NOI”) is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, general and administrative expenses and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as depreciation, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Additionally, lease termination revenue is excluded as it is not considered to be indicative of recurring operating performance. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Consolidated Operating Data		Consolidated Operating Data
	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Reconciliation of NOI to Net Income (Loss):
Income (loss) from continuing operations	$(5,267)	$2,228	$(939)	$844
Income taxes	661	356	1,553	891
Interest income and other	(767)	(567)	(901)	(1,001)
Interest expense	13,326	11,106	26,667	25,505
Equity in income of unconsolidated joint ventures, net	1,615	(439)	(2,565)	(726)
General and administrative	6,454	5,083	11,922	10,965
Real estate related depreciation and amortization	27,937	28,394	54,323	56,244
Institutional capital management and other fees	(680)	(614)	(1,347)	(1,474)

Total net operating income	43,279	45,547	88,713	91,248
Less net operating income - non-same store properties	(1,541)	(673)	(2,989)	(1,382)

Same store net operating income	41,738	44,874	85,724	89,866
Less revenue from lease terminations	(46)	(186)	(1,443)	(315)

Same store net operating income, excluding revenue from lease terminations	41,692	44,688	84,281	89,551
Less straight-line rents	78	(870)	(140)	(1,964)
Add back amortization of above/(below) market rents	228	500	739	732

Same store cash net operating income, excluding revenue from lease terminations	$41,998	$44,318	$84,880	$88,319

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation)	Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortization added back).

Redevelopment	Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention	Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price	Contractual price of real estate sold before closing adjustments.

Same Store Population	The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented. Held for contribution properties are excluded.

Square Feet	Represents square feet in building that are available for lease.

Stabilized	Buildings are generally considered stabilized when 95% occupied.

Stock-based Compensation Amortization Expense	Represents the non-cash amortization required by SFAS No. 123(R), Share-Based Payment, of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Turnover Costs	Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield - Acquisition	Calculated as stabilized Net Operating Income divided by Acquisition Price.

Yield - Development (Projected)	Calculated as projected stabilized Net Operating Income divided by projected development cost.